UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                    PURSUANT TO SECTION 13 OR
          15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         April 15, 1997
                    (Date of earliest report)

                             0-16690
                    (Commission File Number)

               ML MEDIA OPPORTUNITY PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation or organization)

                           13-3429969
                (IRS Employer Identification No.)

                     World Financial Center
                    South Tower - 14th Floor
                 New York, New York  10080-6114
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:
(212) 236-6577

                         Not applicable
(Former name or former address, if changed since last report)

Item 2. - Disposition of Assets

On April 15, 1997, TCS Television Partners, L.P. ("TCS") a limited partnership in which ML Media Opportunity Partners, L.P. ("Registrant") is a general partner and owns a 51.005% interest, and its wholly owned subsidiary, TCS Television, Inc. (jointly with TCS, the "Sellers"), completed the sale of all of the outstanding shares in their jointly wholly owned subsidiary, Fabri Development Corporation ("Fabri"); which owns and operates two television stations, WTWO-TV in Terre Haute, Indiana and KQTV in St. Joseph, Missouri. This transaction was completed pursuant to a Stock Purchase Agreement dated December 30, 1996 among the Sellers, Fabri and Nexstar Broadcasting Group, L.L.C. ("Nexstar") (the "Stock Purchase Agreement"). Before the consummation of the sale, Nexstar assigned its rights under the Stock Purchase Agreement to Nexstar Broadcasting of the Midwest Inc.

The base purchase price for the outstanding shares of Fabri was $31,800,000 which, as set forth in the Stock Purchase Agreement, is subject to certain adjustments, including a working capital adjustment which preliminarily reduced the purchase price paid at closing to the Sellers to $31,323,929. Pursuant to the terms of the Stock Purchase Agreement and a Letter Agreement, dated September 17, 1996 among the Sellers and the holders of the subordinated debt, after application of the proceeds generated by the sale to the payment of transaction expenses resulting from the sale and to the establishment of two separate escrow accounts totaling $1,750,000, the remaining proceeds were applied as follows: $23,757,072 to repay certain amounts to TCS's lenders, $1,022,534 to repay principal and interest outstanding on a note to Registrant, and the remainder to pay certain accrued and unpaid consulting fees; $2,604,601 to Registrant and $1,736,400 to Commonwealth Capital Partners, L.P.

Item 7. Financial Statements and Exhibits

Registrant has presented its Television and Radio Station Segment, which included TCS, as discontinued operations in its historical financial statements set forth in the 1996 From 10-K filed with the Securities and Exchange Commission on March 27, 1997. As such, proforma financial statements for the disposition of the stock of Fabri are not included herein since such proforma financial statements would not differ from the historical financial statements included as part of the 1996 Form 10-K referenced above.




                         Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                              ML MEDIA OPPORTUNITY PARTNERS, L.P.

                              By:  RP Opportunity Management,
                                   L.P., General Partner

                              By:  IMP Opportunity Management
                                   Inc.

Dated:  April 30, 1997        By: _/s/ Elizabeth McNey Yates
                                   Elizabeth McNey Yates
                                   Vice President